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                                                                    EXHIBIT 10.5

                                 FIREPOND, INC.
                              AMENDED AND RESTATED
                               1999 DIRECTOR PLAN


SECTION 1.  GENERAL PURPOSE OF THE PLAN, DEFINITIONS

         The name of the plan is the 1999 Director Plan (the "Plan"). The purpose of the Plan is to enable Firepond, Inc. (the "Company") to attract and retain non-employee directors and further align their interests with those of the shareholders by providing for or increasing their equity interests in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

         "Act" means the Securities Exchange Act of 1934, as amended.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

         "Fair Market Value" of the Stock on any given date means (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported; or (ii) if the Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System, then clause (i) shall not apply and the Fair Market Value on any date shall not be less than the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported; or (iii) if the Stock is not publicly traded on a securities exchange or traded in the over-the-counter market or, if traded or quoted, there are no transactions or quotations within the last ten trading days or trading has been halted for extraordinary reasons, the Fair Market Value on any given date shall be determined in good faith by the Committee; and (iv) notwithstanding the foregoing, the Fair Market Value of the Stock on the effective date of the Initial Public Offering shall be the offering price to the public of the Stock on such date.

          "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

         "Non-Qualified Stock Option" means any Stock Option that is not designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

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          "Service Relationship" means any relationship as a non-employee director of the Company or any Subsidiary of the Company.

         "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

         "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

SECTION 2.  ADMINISTRATION OF PLAN; COMMITTEE

         (a) ADMINISTRATION OF PLAN. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee or committees of the Board, comprised, except as contemplated by Section 2(c), of not less than two directors. All references herein to the Committee shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board or a committee or committees of the Board, as applicable).

         (b) POWERS OF COMMITTEE. The Committee shall have the power and authority to grant Options consistent with the terms of the Plan, including the power and authority:

                  (i) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Option, which terms and conditions may differ among individual Options and participants, and to approve the form of written instruments evidencing the Options;

                  (ii) to accelerate at any time the exercisability or vesting of all or any portion of any Option;

                  (iii) to impose any limitations on Options granted under the Plan, including limitations on transfers, repurchase provisions and the like and to exercise repurchase rights or obligations;

                  (iv) to extend at any time the period in which Stock Options may be exercised; and

                  (v) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Option (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.


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         All decisions and interpretations of the Board shall be binding on all persons, including the Company and Plan participants.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN: MERGERS: SUBSTITUTION

         (a) STOCK ISSUABLE. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 500,000 shares of Common Stock subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Options which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

         (b) CHANGES IN STOCK. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Board shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (iv) the exercise price and/or exchange price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options ) as to which such Stock Options remain exercisable. The adjustment by the Board shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Board in its discretion may make a cash payment in lieu of fractional shares.

         The Board may also adjust the number of shares subject to outstanding Options and the exercise price and the terms of outstanding Options to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

         (c) MERGERS AND OTHER SALE EVENTS. In the case of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation between the Company and another person or entity (other than a holding company or Subsidiary of the Company) as a result of which, the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction, (iv) the sale of all of the Stock of the Company to an unrelated person or entity or (v) any other transaction in which the owners of the Company's outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the relevant entity after the


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transaction, in each case, regardless of the form thereof (in each case, a
"Transaction"), unless provision is made in connection with the Transaction for the assumption of the Options heretofore granted, or the substitution of such Options with new Options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in Section 3(b) above Transaction all unvested shares of Stock subject to outstanding Options, to the extent not then fully vested and/or exercisable, shall become fully vested and exercisable upon and subject to the consummation of the Transaction, except with respect to specific Options as the Board otherwise determines at the time of grant of such Options.

SECTION 4. ELIGIBILITY

         Each member of the Board who is not an employee of the Company or any of its Subsidiaries (a "Non-Employee Director") shall be eligible for the grant of Options under this Plan.

SECTION 5. STOCK OPTIONS

         Any Stock Option granted under the Plan shall be pursuant to a Stock Option Agreement. Stock Options granted under the Plan shall be Non-Qualified Stock Options. All grants of Options to Non-Employee Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with this Section 5. No person shall have any discretion to select which Non-Employee Directors shall be granted Options or to determine the number of shares to be covered by such Options.

         (a) TERMS OF STOCK OPTIONS. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan.

                  (i) INITIAL GRANTS. Each person who is a Non-Employee Director, other than Paul Butare, shall, on September 9, 1999 without further action by the Board automatically be granted an Option to purchase 50,000 shares of Stock, subject to adjustment as provided in Section 3(b) hereof. Paul Butare shall, on September 9, 1999 without further action by the Board automatically be granted an Option to purchase 33,334 shares of Stock, subject to adjustment as provided in Section (3)(b) hereof. In addition, each person who first becomes a Non-Employee Director after September 9, 1999 shall, on the date such person becomes a Non-Employee Director, without further action by the Board, automatically be granted an Option to purchase 50,000 shares of Stock, subject to adjustment as provided in Section 3(b) hereof.

                  (ii) ANNUAL GRANTS. On the date of the Company's annual meeting of stockholders (provided that in no event shall such date be more than 180 days after the fiscal year end), or, if such date shall not be a business day, the business day immediately preceding such date, and so long as shares remain available for issuance under the Plan, each person who is a CONTINUING Non-Employee Director shall without further action by the Board automatically be granted an Option to purchase 12,500 Common Shares, subject to adjustment as provided in Section 3(b) hereof.


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                  (iii)    INSUFFICIENT SHARES. Notwithstanding the foregoing,
if, on any date upon which Options are to be granted under Section 5(a)(i) or 5(a)(ii) hereof, the shares of Stock remaining available for issuance under this Plan is insufficient for the grant of Options to purchase the total number of shares of Stock specified in such section, then each Non-Employee Director entitled to receive an Option on such date shall be granted an Option to purchase a proportionate amount of the available number of shares of Stock (rounded down to the greatest number of whole shares). Except for the specified Options referred to in Section 5(a)(i) or 5(a)(ii) above, no other Options shall be granted under this Plan

                  (iv) EXERCISABILITY; RIGHTS OF A STOCKHOLDER. Stock Options shall become exercisable at such time or times as set forth in the Stock Option Agreement. The Board may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                  (v) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Stock Option Agreement:

                           (A) In cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the purchase price of such Option Shares;

                           (B) If permitted by the Board, through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                           (C) If permitted by the Board, by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Board shall prescribe as a condition of such payment procedure.

         Payment instruments will be received subject to collection. No certificates for Option Shares so purchased will be issued to optionee until the Company has completed all steps required by law to be taken in connection with the issuance and sale of the shares, including without limitation (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the Option Shares for the optionee's own account and not with a view to any sale or distribution thereof, (ii) the legending of any certificate representing the shares to evidence the foregoing representations and restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Stock to be purchased pursuant to



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the exercise of a Stock Option will be contingent upon receipt from the optionee
(or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

         (b) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Board in its sole discretion may provide in any Stock Option agreement that the optionee may transfer, without consideration for the transfer, his or her Non-Qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners or to limited liability companies in which such family members are the only members, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

         (c) TERMINATION. Unless otherwise provided in the option agreement or determined by the Board, upon the termination of the optionee's Service Relationship with the Company or its Subsidiaries, the optionee's rights in his or her Stock Options shall automatically terminate upon the effective date of such termination.

SECTION 6. TAX WITHHOLDING

         (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of an Option or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Board regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (b) PAYMENT IN STOCK. Subject to approval by the Board, a participant may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Option a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 7. AMENDMENTS AND TERMINATION

         The Board may, at any time, amend or discontinue the Plan and the Board may, at any time, amend or cancel any outstanding Option (or provide substitute Options at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan), but such price, if any, must satisfy the requirements which would apply to the substitute or amended Option if it were then initially granted under this


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Plan for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Option without the holder's consent.

SECTION 8.  STATUS OF PLAN

         With respect to the portion of any Option that has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Board shall otherwise expressly determine in connection with any Option or Options. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Options hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 9.  GENERAL PROVISIONS

         (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Board may require each person acquiring Stock pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Option until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Board may require the placing of such stop-orders and restrictive legends on certificates for Stock and Options as it deems appropriate.

         (b) DELIVERY OF STOCK CERTIFICATES. Stock certificates to participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

         (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.

         (d) TRADING POLICY RESTRICTIONS. Option exercises under the Plan shall be subject to such Company's insider-trading-policy-related restrictions, terms and conditions as may be established by the Board, or in accordance with policies set by the Board, from time to time.

SECTION 10.  EFFECTIVE DATE OF PLAN

         This Plan shall become effective and shall be deemed to have been adopted on September 9, 1999, subject to approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present or by written consent in accordance with applicable law within twelve months after such vote.


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SECTION 11.  GOVERNING LAW

         This Plan and all Options and actions taken thereunder shall be governed by the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles thereof.



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